UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 22, 2013
Date of Report (Date of earliest event reported)

TECHNOLOGIES SCAN CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-173569	99-0363559
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

331 Labelle, St-Jerome Quebec, Canada	J7Z 5L2
(Address of principal executive offices)	(Zip Code)

(855) 492-5245
Registrant’s telephone number, including area code

N/A
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 - OTHER EVENTS

Item 8.01 Other Events.

The Board of Directors (the "Board") of Technolgies Scan Corp., a Nevada corporation (the "Company"), has noted that there was an error in the selling shareholders (the "Selling Shareholders") listed on its S-1 registration statement filed with the Securities and Exchange Commission on April 18, 2011 and delared effective on November 8, 2011 (the "Registration Statement").

The Selling Shareholders listed in the Registration Statement and their respecitve equity holdings are corrected below:

Name of Selling Shareholder	Amount of Shares of Common Stock Owned by Selling Shareholder Before the Offering	Amount of Shares of Common Stock to be Offered by the Selling Shareholder	Amount of Shares of Common Stock Owned by Selling Shareholder After the Offering	Percentage of Common Stock Owned if all of the Offered Shares Are Sold(1)
Michel St-Hilaire	2,000,000	2,000,000	0	0%
Stéphane Boissonneaul	400,000	400,000	0	0%

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TECHNOLOGIES SCAN CORP.

DATE: Feburary 19, 2013	By:	/s/ Ghislaine St-Hilaire
Name: Ghislaine St-Hilaire
Title: President

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